                                                                  EXHIBIT 4.6

                 NOTATION OF SUBORDINATED SUBSIDIARY GUARANTEE


          For value received, each Senior Subordinated Note Guarantor (which term includes any successor Person under the Senior Subordinated Note Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Senior Subordinated Note Indenture and subject to the provisions in the Senior Subordinated Note Indenture dated as of May 19, 1998 (the "SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE") among P&L Coal Holdings Corporation, the Senior Subordinated Note Guarantors listed on Schedule I thereto and State Street Bank and Trust Company, as Senior Subordinated Note Trustee (the "SENIOR SUBORDINATED NOTE TRUSTEE"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Senior Subordinated Notes (as defined in the Senior Subordinated Note Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Senior Subordinated Note Trustee all in accordance with the terms of the Senior Subordinated Note Indenture and (b) in case of any extension of time of payment or renewal of any Senior Subordinated Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Senior Subordinated Note Guarantors to the Holders of Senior Subordinated Notes and to the Senior Subordinated Note Trustee pursuant to the Subordinated Subsidiary Guarantee and the Senior Subordinated Note Indenture are expressly set forth in
Article 11 of the Senior Subordinated Note Indenture and reference is hereby made to the Senior Subordinated Note Indenture for the precise terms of the Subordinated Subsidiary Guarantee. Each Holder of a Senior Subordinated Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Senior Subordinated Note Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Senior Subordinated Note Indenture and (c) appoints the Senior Subordinated Note Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Subordinated Subsidiary Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Senior Subordinated Note in accordance with the provisions of the Senior Subordinated Note Indenture.

          (Signature on following page)

                                           ARID OPERATIONS, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           DARIUS GOLD MINE, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           COLONY BAY COAL COMPANY
                                              By: Charles Coal Company


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           GOLD FIELDS CHILE, S.A.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           GOLD FIELDS MINING CORPORATION


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           GOLD FIELDS OPERATING CO.-ORTIZ


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PEABODY AMERICA, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           PEABODY HOLDING COMPANY, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           AFFINITY MINING COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           BIG SKY COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           BLACKROCK FIRST CAPITAL CORPORATION


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           BLUEGRASS COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           CABALLO COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           CHARLES COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           COAL PROPERTIES CORP.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           COOK MOUNTAIN COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           COTTONWOOD LAND COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           EACC CAMPS, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           EASTERN ASSOCIATED COAL CORP


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           EASTERN ROYALTY CORP.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           GRAND EAGLE MINING, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           HAYDEN GULCH TERMINAL, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           INDEPENDENCE MATERIAL HANDLING
                                           COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           INTERIOR HOLDINGS CORP.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           JAMES RIVER COAL TERMINAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           JUNIPER COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           KAYENTA MOBILE HOME PARK, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           MARTINKA COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           MIDCO SUPPLY AND EQUIPMENT
                                           CORPORATION


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           MIDWEST COAL RESOURCES, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           MOUNTAIN VIEW COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           NORTH PAGE COAL CORP.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           OHIO COUNTY COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           PATRIOT COAL COMPANY L.P.
                                              By: Bluegrass Coal Company


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PEABODY COALSALES COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PEABODY COALTRADE, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           PEABODY COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           PEABODY DEVELOPMENT COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PEABODY ENERGY SOLUTIONS, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PEABODY NATURAL RESOURCES COMPANY
                                              By: Gold Fields Mining Corp.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PEABODY TERMINALS, INC.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PEABODY VENEZUELA COAL CORP.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           PEABODY WESTERN COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           PINE RIDGE COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           POWDER RIVER COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           RIO ESCONDIDO COAL CORP.


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           SENECA COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           SENTRY MINING COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President


                                           SNOWBERRY LAND COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                           STERLING SMOKELESS COAL COMPANY


                                           By: /s/ James C. Sevem
                                              ---------------------------------
                                              Name: James C. Sevem
                                              Title: Vice President

                                        THOROUGHBRED, L.L.C.
                                           By: Peabody Holding Company


                                        By: /s/ James C. Sevem
                                           ---------------------------------
                                           Name: James C. Sevem
                                           Title: Vice President

                                        P&L COAL HOLDINGS CORPORATION


                                        By: /s/ Felix Herlihy
                                           ---------------------------------
                                        Name: Felix Helihy
                                        Title: Vice President, Treasurer and
                                               Assistant Secretary


                                        STATE STREET BANK AND TRUST COMPANY
                                          as Senior Subordinated Note Trustee


                                        By: /s/ Philip G. Kane, Jr.
                                           ---------------------------------
                                        Name: Philip G. Kane, Jr.
                                        Title: Vice President

SCHEDULE I

                      SCHEDULE OF SENIOR NOTE GUARANTORS

          The following schedule lists each Senior Note Guarantor under the Senior Note Indenture as of May 19, 1998:

Arid Operations Inc., a Delaware corporation.

Darius Gold Mine, Inc., a Delaware corporation.

1. Gold Fields Chile, S.A., a Delaware corporation.

Gold Fields Mining Corporation, a Delaware corporation.

2. Gold Fields Operating Co.- Ortiz, a Delaware corporation.

3. Peabody America, Inc., a Delaware corporation.

4. Peabody Holding Company, Inc., a New York corporation.

5. Affinity Mining Company, a West Virginia corporation.

6. Big Sky Coal Company, a Delaware corporation.

7. Blackrock First Capital Corporation, a West Virginia corporation.

8. Bluegrass Coal Company, a Delaware corporation.

9. Caballo Coal Company, a Delaware corporation.

10.Charles Coal Company, a Delaware corporation.

11.Coal Properties Corp., a Delaware corporation.

12.Cook Mountain Coal Company, a Delaware corporation.

13.Cottonwood Land Company, a Delaware corporation.

14.EACC Camps, Inc., a West Virginia corporation.

15.Eastern Associated Coal Corp, a West Virginia corporation.

16.Eastern Royalty Corp., a Delaware corporation.

17.Grand Eagle Mining, Inc., a Kentucky corporation.

18.Hayden Gulch Terminal, Inc., a Delaware corporation.

19.Independence Material Handling Company, a Delaware corporation.

20.Interior Holdings Corp., a Delaware corporation.

21.James River Coal Terminal Company, a Delaware corporation.

22.Juniper Coal Company, a Delaware corporation.

23.Kayenta Mobile Home Park, Inc., a Delaware corporation.

24.Martinka Coal Company, a Delaware corporation.

25.Midco Supply and Equipment Corporation, an Illinois corporation.

26.Midwest Coal Resources, Inc., a Delaware corporation.

27.Mountain View Coal Company, a Delaware corporation.

28.North Page Coal Corp., a West Virginia corporation.

29.Ohio County Coal Company, a Kentucky corporation.

30.Patriot Coal Company, L.P., a Delaware limited partnership.

31.Peabody COALSALES Company, a Delaware corporation.

32.Peabody COALTRADE, Inc., a Delaware corporation.

33.Peabody Coal Company, a Delaware corporation.

34.Peabody Development Company, a Delaware corporation.

35.Peabody Energy Solutions, Inc., a Delaware corporation.

36.Peabody Natural Resources Company, a Delaware general partnership.

37.Peabody Terminals, Inc., a Delaware corporation.

38.Peabody Venezuela Coal Corp., a Delaware corporation.

39.Peabody Western Coal Company, a Delaware corporation.

40.Pine Ridge Coal Company, a Delaware corporation.

41.Powder River Coal Company, a Delaware corporation.

42.Rio Escondido Coal Corp., a Delaware corporation.

43.Seneca Coal Company, a Delaware corporation.

44.Sentry Mining Company, a Delaware corporation.

45.Snowberry Land Company, a Delaware corporation.

46.Sterling Smokeless Coal Company, a West Virginia corporation.

47.Thoroughbred, L.L.C., a Delaware limited liability company.

48.Colony Bay Coal Company, a West Virginia partnership